UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2022

SEACHANGE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Suite 1703
PMB 73480
Boston, MA 02115
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.

The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on December 22, 2021, SeaChange International, Inc., a Delaware corporation (“SeaChange”), and Triller Hold Co LLC, a Delaware limited liability company (“Triller”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) pursuant to which Triller would be merged with and into SeaChange, and the separate existence of Triller would cease, with SeaChange continuing as the surviving corporation.

On June 13, 2022, SeaChange and Triller entered into a Termination Agreement and Release (the “Termination Agreement”) pursuant to which SeaChange and Triller mutually agreed to terminate the Merger Agreement. Each party will bear its own costs and expenses in connection with the terminated transaction, and neither party will pay a termination fee to the other in connection with the terminated transactions. The Termination Agreement also contains mutual releases, whereby each party releases the other from any claims of liability relating to the transactions contemplated by the Merger Agreement.

The foregoing descriptions of the Merger Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, including two amendments to the Merger Agreement, which are attached hereto as Exhibits 2.1, 2.2, and 2.3 and are incorporated by reference herein, and the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On June 14, 2022, SeaChange issued a press release announcing the termination of the Merger Agreement. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01 (including the information in Exhibit 99.1 attached hereto) is being furnished to the Securities and Exchange Commission (the “SEC”) and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit is attached to this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 22, 2021, by and between SeaChange International, Inc. and Triller Hold Co LLC (filed as Exhibit 2.1 to SeaChange’s Current Report on Form 8-K previously filed on December 22, 2021 with the SEC and incorporated herein by reference) .*

2.2	First Amendment, dated as of February 21, 2022, to Agreement and Plan of Merger, dated December 22, 2021, by and between SeaChange International, Inc. and Triller Hold Co LLC (filed as Exhibit 2.2 to SeaChange’s Annual Report on Form 10-K previously filed on April 8, 2022 with the SEC and incorporated herein by reference).

2.3	Second Amendment to Agreement and Plan of Merger, dated April 14, 2022, by and between SeaChange International, Inc. and Triller Hold Co LLC (filed as Exhibit 2.1 to SeaChange’s Current Report on Form 8-K previously filed on April 15, 2022 with the SEC and incorporated herein by reference).

10.1	Termination Agreement and Release, dated June 13, 2022, by and between SeaChange International, Inc. and Triller Hold Co LLC.

99.1	Press release issued by SeaChange International, Inc., dated June 14, 2022.

*

The schedules and exhibits to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. Registrant will furnish copies of such schedules to the SEC upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ Michael D. Prinn
Michael D. Prinn
Dated: June 14, 2022		Chief Financial Officer, Executive Vice President and Treasurer